EXHIBIT 10

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of April 17, 2009 (this “Amendment”), among ASHLAND INC., a Kentucky corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Required Lenders listed on the signature pages hereto, to the Credit Agreement dated as of November 13, 2008 (the “Credit Agreement”) among the Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, and THE BANK OF NOVA SCOTIA, as Syndication Agent.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.01 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments.

Upon and subject to the date as of which this Amendment becomes effective (the “Amendment No. 1 Effective Date”), the Credit Agreement is amended as follows:

(a)   The definition of “Applicable Rate” in the Credit Agreement is hereby amended by replacing clause (b) thereto with the following: “(b)  in respect of the Term B Facility, 3.40% per annum for Base Rate Loans and 4.40% per annum for Eurodollar Rate Loans”.

(b)   The definition of “Loan Documents” in the Credit Agreement shall be amended by adding the following immediately prior to the comma at the end of clause (a): “and any amendment, waiver or consent under this Agreement in accordance with Section 10.01”.

(c)   The definition of “Obligations” in the Credit Agreement is hereby amended by adding “or its Subsidiaries” after the first reference to “Loan Party” therein.

Section 2. Representations and Warranties.

Borrower represents and warrants to the Lenders as of the date hereof and the Amendment No. 1 Effective Date that:

(a)          The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Docu-

ments; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or binding upon Such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b)          Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement or any other Loan Document shall be true and correct on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b), respectively, of the Credit Agreement; provided that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects.

(c)           At the time of and before and after giving effect to this Amendment, no Default or Event of Default shall exist.

Section 3. Conditions to Effectiveness.

This Amendment shall become effective as of the date when each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from (i) Lenders constituting the Required Lenders and (ii) each of the other parties hereto, a counterpart of this Amendment signed on behalf of such party.

(b) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent.

(c) The representations and warranties in Section 2 of this Amendment shall be true and correct.

Section 4. Miscellaneous.

(a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in  .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein, and shall apply hereto mutatis mutandis, as if a part hereof.

(c) Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

(d) The Borrower shall pay on demand all fees and expenses of the Administrative Agent (or its Affiliates) in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(e) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.  The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  By executing and delivering a copy hereof, each applicable Loan Party hereby agrees and confirms that all Loans and Obligations shall be guaranteed and secured pursuant to the Loan Documents as provided therein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ASHLAND INC., as Borrower

By:	/s/ Lamar M. Chambers
	Name:	Lamar M. Chambers
	Title:	Senior Vice President and Chief Financial Officer

ASHONE C.V., as Guarantor

By	ASHLAND INTERNATIONAL HOLDINGS, INC., as General Partner

	By:	/s/ Linda L. Foss
Name: Linda L. Foss
Title: President

By	ASH GP LLC, as General Partner

	By:	/s/ Linda L. Foss
Name: Linda L. Foss
Title: President

ASHLAND INTERNATIONAL HOLDINGS, INC., as Guarantor

By:	/s/ David B. Mattingly
	Name:	David B. Mattingly
	Title:	Vice President

ASHTHREE LLC, as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	President

ASHPROP LLC, as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	Vice President-Finance

ASHLAND LICENSING AND INTELLECTUAL PROPERTY LLC, as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	Vice President-Finance

ASH GP LLC, as Guarantor

By:	/s/ Linda L. Foss
	Name:	Linda L. Foss
	Title:	President

VALVOLINE INTERNATIONAL, INC., as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	Vice President-Finance

HERCULES INCORPORATED, as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	Vice President-Finance

AQUALON COMPANY, as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	Vice President

HERCULES INVESTMENTS S.A.R.L., as Guarantor

By:	/s/ Linda L. Foss
	Name:	Linda L. Foss
	Title:	Type A Manager

EAST BAY REALTY SERVICES, INC., as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	President

HERCULES PAPER HOLDINGS, INC., as Guarantor

By:	/s/ J. Kevin Willis
	Name:	J. Kevin Willis
	Title:	President

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Irene Bertozzi Bartenstein
	Name:	Irene Bertozzi Bartenstein
	Title:	SVP

BANK OF AMERICA, N.A., as Lender and L/C Issuer

By:	/s/ Irene Bertozzi Bartenstein
	Name:	Irene Bertozzi Bartenstein
	Title:	SVP

BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Brian S. Allen
	Name:	Brian S. Allen
	Title:	Managing Director